ICR XChange Conference January 13, 2014 Exhibit 99.1

Forward-Looking Statements
This presentation, and certain information that management may discuss in connection with this presentation, contains certain statements that are not historical facts, including information concerning possible or assumed future results of our operations. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (The “Reform Act”). For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the  Reform Act.
Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking Statements” in our news release issued on January 13,
2014 and in the “Special Note Regarding Forward-Looking Statements and Projections” and “Risk Factors”
sections of our most recent Form 10-K / Form 10-Qs.
The Company is currently in the process of finalizing its financial results for the three months and full year ended December 29, 2013. All financial results for those periods included in this presentation, or discussed by management in connection with this presentation, are unaudited preliminary estimates and represent the most current information available to management. Therefore, it is possible that actual results may differ materially from these estimates due to the completion of financial closing procedures, final adjustments and other developments that may arise between now and the time the financial results for the three months and full year ended December 29, 2013 are finalized. Accordingly, readers should not place undue reliance on these estimates.

Non-GAAP Financial Measures
In addition, this presentation and certain information management may discuss in connection with this presentation reference non-GAAP financial measures, such as adjusted earnings before interest, taxes, depreciation and amortization, or adjusted EBITDA, and adjusted earnings per share. Adjusted EBITDA and adjusted earnings per share exclude certain expenses, net of certain benefits. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the Appendix to this presentation, and are included in our news release issued on January 13, 2014 and posted on
www.aboutwendys.com.

President & CEO EMIL BROLICK

2013
2013
Very Rewarding Year
*  Open/Under Construction
Revitalizing brand proposition to “A Cut Above” through our “Recipe to Win”
Regaining product innovation leadership with the successful launch of Pretzel
Bacon Cheeseburger, Pretzel Pub Chicken and Bacon Portabella Melt on Brioche
Provided 89% total shareholder return, including returning $141 million cash to shareholders
System Optimization successfully launched, 384 of 415 restaurants sold/in contract or LOI; reduction of $30 million in G&A on track for 2H 2014
Achieved Image Activation (IA) growth targets …100 Company, 99 Franchise*
Delivered Adjusted EBITDA growth of 10.1% and Adjusted EPS growth of 71% to
76%

Wendy’s “A Cut Above” Investment
•
“A Cut Above” Brand Positioning Is Unique, It’s Working, Has Legs
•
IA Repositioning Restaurant Experience To “New QSR” Standard
•
Product/Price Segmentation Differentiating Brand And Growing SRS
•
System Optimization Impact, EBITDA Neutral, Lifting Margins,
Increasing Earnings Quality
•
New Leadership Team, Building 5-Star Organization Talent
•
Returning Significant Cash To Shareholders While Reinvesting
•
Excellent TSR Potential With Growth & Income

GROWTH…The Imperative QSR 79% Casual Dining 10% $435 Billion Mid Scale 10% 61+ Billion Visits Source: NPD Crest 2013 Restaurant Industry Sales

QSR BEST DELIVERS ON CONVENIENCE & VALUE NEEDS 11.1 11.2 76.3 10.3 9.8 78.5 +2.2 2008 2013 (1.4) (0.8) QSR Mid Scale Casual Dining Traffic Share Y/E November Source: NPD Crest

KEY BRAND GROWTH DRIVERS BRAND RELEVANCE ECONOMIC MODEL RELEVANCE

EXPERIENCE HIGH HIGH LOW LOW FUNCTIONAL FUNCTIONAL EMOTIONAL EMOTIONAL BRAND VISION A B C New QSR Traditional QSR

RECIPE TO WIN PEOPLE 5-Star Talent PRICE New QSR Quality PRODUCT Playing a Different Game PROMOTION Tactically Brilliant PLACE Brand Transformation PERFORMANCE Keeping Brand Promise

2010 $1.418M 2011 $1.456M 2012 $1.484M 2013 $1.514M Economic Model Improving… N.A. COMPANY AUV

N.A. COMPANY RESTAURANT MARGINS IMPROVING 2011 14.0% 2012 14.0% 2013 15.4%

2013A
IMAGE ACTIVATION IMAGE ACTIVATION
Company 200
*  Open or Under Construction, pre-System Optimization ownership
2014E
126
110
215
Reimages
Including
New Builds
*
Company 100
Franchise 99
*
Reimages
150-200
195-245
Franchise

MESSAGE MESSAGE MEDIA MEDIA CREATIVE CREATIVE PLAYING A DIFFERENT GAME

EXECUTE EFFECTIVE HIGH-LOW STRATEGY PREMIUM PRICE / VALUE

Source:  Millward Brown as of August 2013
BRAND COMMUNICATIONS WORKING
BRAND COMMUNICATIONS WORKING
HIGHEST AWARENESS SINCE 2005
HIGHEST AWARENESS SINCE 2005
Total Communication Awareness
+8pts
vs 2011
40
48
2009 2010 2011 2012 YTD 2013

HOW WE GROW
BRAND RELEVANCE + ECONOMIC RELEVANCE = GROWTH
Shareholder
Value-Enhancing
Initiatives
Core Organic
Growth
Strategies
Restaurant Ownership
Optimization
Financial Management
Global Growth
Restaurant Utilization &
Brand Access
New Restaurant Growth
Image / Experience Activation
North America Same-Restaurant Sales Growth

WHAT WE CONTROL

Strategic Reasons to Believe
•
Strong Brand Heritage
•
Unique Brand Position
•
IA Contemporizing Brand Image
•
Strong Leadership Team, Growing 5-Star Talent
•
Economic Model Improving
•
Exceptional Franchisee Base and Commitment

Chief Financial Officer TODD PENEGOR

FINANCIAL UPDATE • 2013 Results • Image Activation Update • System Optimization Status • 2014 & Long-Term Outlook • Plans to Build Shareholder Value

Q4 FINANCIAL HIGHLIGHTS
N.A. Company SRS 3.1% (0.2)%
2013 2012
Adjusted EBITDA* $89.0M $95.9M (7.2)%
Adjusted EPS* $0.10-0.11 $0.09 +11-22%
N.A. Company Rest. Margin 16.3% 15.9% +40bps
* See reconciliation of Adjusted EBITDA and Adjusted EPS in the appendix
B/(W)
2-YEAR
2.9%

FULL YEAR FINANCIAL HIGHLIGHTS
N.A. Company SRS 1.9% 1.6%
2013
Adjusted EBITDA* $367.1M $333.3M +10.1%
Adjusted EPS* $0.29-0.30 $0.17 +71-76%
N.A. Company Rest. Margin 15.4% 14.0% +140bps
* See reconciliation of Adjusted EBITDA and Adjusted EPS in the appendix
2012
B/(W)
2-YEAR
3.5%

Company 200 100 +100
Franchise* 150-200 99 +51-101
Total 350-400 199 +151-201
2013
2014
vs. 2013
REIMAGES
NEW BUILDS
Company 15 26 (11)
Franchise* 45 11 +34
Total 60 37 +23
*  Open or Under Construction; excludes 24 Franchise Non-IA New Builds in 2013
Total IA Restaurants
410-460 236 +174-224
2013 IMAGE ACTIVATION TARGETS MET
2014 ACCELERATES
2014E

Image Activation Aim for the SWEET SPOT ECONOMICS ECONOMICS OPERATIONS OPERATIONS CONSUMERS CONSUMERS Solution: Ultra Modern Design with Customizable Upgrades

ONE SIZE DOES NOT FIT ALL ~40% ~60% 25-40 YEARS OLD < 25 YEARS OLD Solutions for 85-90% of System Solutions for 85-90% of System

IA Target Investment and Return
Designing for Optimal Financial Returns
Investment $450-650K $1.5-1.9M
Reimages*
Scrape &
Rebuilds*
Sustainable Sales Lift 10-20% 25-35%
Profit Flow Through 40% 40%
Percent Of IA 80% 20%
*  Estimates based on Company’s  current outlook; Excludes Maintenance; Median Cost for U.S. System
Construction Closure 5 weeks 13 weeks

System Optimization Supports Growth
Strategic Growth Initiative to Sell 415 Company-Owned Restaurants
•
Concentrates Company Ownership to about 15%
•
Generates Higher Restaurant Operating Margin
•
Improves Quality and Predictability of Earnings
•
Executing in an EBITDA Neutral Fashion
•
Selling to 5-Star Franchisees who Support Wendy’s
Growth Initiatives
Sales Agreements will Include Commitments to Image Activate
180 Restaurants and Develop 100 New Restaurants over 5 Years

System Optimization Progress
SOLD IN 2013 243 $138M SOLD IN 2013 243 $138M
BUYERS IDENTIFIED 31 ** BUYERS IDENTIFIED 31 **
TOTAL 415 $235M TOTAL 415 $235M
UNDER CONTRACT*
141 **
UNDER CONTRACT*
141 **
*    Executed Asset Purchase Agreement or LOI
** **
RESTAURANTS PROCEEDS
**  Estimated Cash Proceeds Including Technical Assistance Fees

Continued Momentum in 2014
1.6%
1.9%
2.5-3.5%
2012 2013 2014
SRS GROWTH
+60-160 bps
+30 bps
A A E
14.0%
15.4%
16.8-17.0%
2012 2013 2014
RESTAURANT MARGINS
+140 bps
+140-160 bps
A A E
N.A. Company Operated Restaurants

Continued Momentum in 2014
$333M
$367M
$390-400M
2012 2013 2014
ADJUSTED EBITDA
+10%
+6-9%
A A E
17¢
29-30¢
34-36¢
2012 2013 2014
ADJUSTED EPS
+71-76%
Mid-teens +
A A E
See reconciliation of Adjusted EBITDA and Adjusted EPS in appendix

2013 Adjusted
EBITDA
$367M
Core
Restaurant
$30 - $40M
Franchise Rev
& G&A Savings
$70 - $80M
IA Impact
$0 - $(5)M
2014E Adjusted
EBITDA
$390 - $400M
Sold
Restaurants
$(75) - $(80)M
2014 Improved Quality of Earnings
Expecting 6-9% Adjusted EBITDA Growth with 415 Fewer Restaurants
See reconciliation of Adjusted EBITDA and Adjusted EPS in appendix

Long-Term Outlook SAME RESTAURANT SALES 3% + ADJUSTED EBITDA Growth Rate in the High-Single to Low-Double Digit Range ADJUSTED EPS Growth Rate in Mid-Teens

Image Activation System Adoption Accelerating
Company Providing Leadership, Franchisees Quickly Surpassing
2011A 2012A 2013A 2014E 2015E 2016E 2017E
COMPANY
10
57
126
215
FRANCHISE
0
2
110
195
to
245
2011A 2012A 2013A 2014E 2015E 2016E 2017E
85% COMPANY ADOPTION YE 2017
35% SYSTEM ADOPTION YE 2017
Includes Reimages & New Builds, pre-System Optimization ownership

$280-290M $275-300M $250-275M $175-200M $100-125M 2014E 2015E 2016E 2017E 2018E Investment Expected to Peak in 2014/2015 to Drive Image Activation Capital Spending Long-Term Perspective

Image Activation Investment Drives Accelerated Adjusted EBITDA Growth 2014E 2015E 2016E 2017E 2018E Low-Double High-Single Adjusted EBITDA Growth Long-Term Perspective

CASH PRIORITIES
Building Shareholder Value
Invest in our Business
Invest in our Business
Image Activation Reimages, including Increasing Scrape & Rebuilds
Dividend Growth
Dividend Growth
Generally in line with EPS growth (subject to Board approval)
Share Repurchase
Share Repurchase
Offset ongoing options dilution beyond 2014
Ended 2013
with $580M
of Cash

Returning Cash to Shareholders
$275M
Completed $69M of Share Repurchases in 2013
Board Authorized a             Share Repurchase Program
for 2014
Expect Dutch Tender to Commence Tomorrow (Jan. 14)
Price Range of $8.50-$9.25
Leverages “Excess” Cash
Proceeds from System Optimization of $235M
Arby’s Distribution of $40M
* See “Important Information Regarding the Anticipated Tender Offer” in the appendix

Building A Stronger Wendy’s
•
Results Exceeded Adjusted EBITDA/EPS Guidance
•
Restaurant Economic Model Improving
•
2013 Image Activation Targets Met; Accelerates for 2014
•
System Optimization Enhancing Quality of Earnings
•
Finished 2013 with Significant Cash
•
2014 Positioned for Another Solid Year
•
Long-Term Guidance on Track

ICR Xchange Conference January 13, 2014

Important Information Regarding the Anticipated Tender Offer
This presentation is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any shares of the Company’s common stock.  The anticipated tender offer described in this presentation has not yet commenced, and there can be no assurances that the
Company will commence the tender offer on the terms described in this presentation or at all.  If the Company commences the offer, the offer will be made solely by an Offer to Purchase and the related Letter of Transmittal, as they may be amended or supplemented.  Stockholders and investors are urged to read the Company’s commencement tender offer statement on Schedule
TO anticipated to be filed with the SEC in connection with the offer, which will include as exhibits the Offer to Purchase, the related Letter of Transmittal and other offer materials, as well as any amendments or supplements to the Schedule TO when they become available, because they will contain important information.  If the Company commences the offer, each of these documents will be filed with the SEC, and, when available, investors may obtain them for free from the SEC at its website (www.sec.gov) or from the Company’s information agent in connection with the offer.

Low End High End
2013 2013 2012
Adjusted EBITDA from continuing operations   89,011 $          89,011 $          95,883 $
(Less) plus:
Pension withdrawal expense in cost of sales (13,500) (13,500) -
Depreciation and amortization   (47,518) (47,518) (36,840)
Facilities action (income) charges, net   16,040 16,040 (13,470)
Impairment of long-lived assets   (10,552) (10,552) (13,316)
Impairment of goodwill (9,397) (9,397) -
Costs associated with closed restaurants in other operating
expense (income), net   - - -
Operating profit   24,084 24,084 32,257
Interest expense   (13,464) (13,464) (20,801)
Loss on early extinguishment of debt   (7,544) (7,544) -
Investment income, net 21,202 21,202 6,786
Other income (expense), net 233 233 551
Income (loss) from continuing operations before income taxes and noncontrolling interests
24,511 24,511 18,793
Benefit from (provision for) income taxes    527 4,027 6,616
Income from continuing operations   25,038 28,538 25,409
Discontinued operations:
(Loss) income from discontinued operations, net of income taxes (266) (266) 1,167
Loss on disposal of discontinued operations, net of income taxes - - (188)
Net (loss) income from discontinued operations    (266) (266) 979
Net income     24,772 28,272 26,388
Net loss (income) attributable to noncontrolling interests      410 410 -
Net income attributable to The Wendy's Company     25,182 $          28,682 $          26,388 $
Explanatory Note: The Company has not yet completed its tax closing procedures for 2013. As a result, the Company is reporting 2013
Adjusted Earnings Per Share, and earnings per share as ranges. The above table shows the low and high ends of the estimated range.
Three Months
Estimated Range
Reconciliation of Adjusted EBITDA from Continuing Operations to Net Income Attributable to The Wendy's Company
(In Thousands)
(Unaudited)

Low End High End
2013 2013 2012
Adjusted EBITDA from continuing operations   367,133 $         367,133 $         333,328 $
(Less) plus:
Pension withdrawal expense in cost of sales (13,500) (13,500) -
Depreciation and amortization   (182,359) (182,359) (146,976)
Facilities action (income) charges, net   (15,650) (15,650) (41,031)
Impairment of long-lived assets   (15,879) (15,879) (21,097)
Impairment of goodwill (9,397) (9,397) -
Costs associated with closed restaurants in other operating
expense (income), net   - - (1,477)
Operating profit   130,348 130,348 122,747
Interest expense   (69,012) (69,012) (98,604)
Loss on early extinguishment of debt   (28,563) (28,563) (75,076)
Investment income, net 23,565 23,565 36,243
Other income (expense), net (2,080) (2,080) 1,565
Income (loss) from continuing operations before income taxes and noncontrolling interests
54,258 54,258 (13,125)
Benefit from (provision for) income taxes    (17,247) (13,747) 21,083
Income from continuing operations   37,011 40,511 7,958
Discontinued operations:
(Loss) income from discontinued operations, net of income taxes (266) (266) 1,951
Loss on disposal of discontinued operations, net of income taxes - - (442)
Net (loss) income from discontinued operations    (266) (266) 1,509
Net income     36,745 40,245 9,467
Net loss (income) attributable to noncontrolling interests      855 855 (2,384)
Net income attributable to The Wendy's Company     37,600 $          41,100 $          7,083 $
Explanatory Note: The Company has not yet completed its tax closing procedures for 2013. As a result, the Company is reporting 2013
Adjusted Earnings Per Share, and earnings per share as ranges. The above table shows the low and high ends of the estimated range.
Reconciliation of Adjusted EBITDA from Continuing Operations to Net Income Attributable to The Wendy's Company
(In Thousands)
(Unaudited)
Twelve Months
Estimated Range

Per share Per share Per share
Adjusted income and adjusted earnings per share from continuing operations    40,976 $        0.10 $            44,476 $        0.11 $            33,629 $        0.09 $
(Less) plus:
Impairment of goodwill      (9,207) (0.02) (9,207) (0.02) - -
Depreciation of assets that will be replaced as part of the Image Activation initiative     (8,510) (0.02) (8,510) (0.02) - -
Pension withdrawal expense in cost of sales (8,286) (0.02) (8,286) (0.02) - -
Impairment of long-lived assets      (6,567) (0.02) (6,567) (0.02) (8,216) (0.02)
Loss on early extinguishment of debt      (4,692) (0.01) (4,692) (0.01) - -
Facilities action (income) charges, net      6,774 0.02 6,774 0.02 (8,311) (0.02)
Dividends from Arby's 14,550 0.03 14,550 0.03 2,868 0.01
Benefits of prior years' tax matters        - - - - 5,439 0.01
Total adjustments      (15,938) (0.04) (15,938) (0.04) (8,220) (0.02)
Income from continuing operations       25,038 0.06 28,538 0.07 25,409 0.07
Net (loss) income from discontinued operations     (266) (0.00) (266) (0.00) 979 0.00
Net income   24,772 0.06 28,272 0.07 26,388 0.07
Net loss attributable to noncontrolling interests      410 0.00 410 0.00 - -
Net income and earnings per share attributable to The Wendy's Company       25,182 $        0.06 $            28,682 $        0.07 $            26,388 $        0.07 $
Per share Per share Per share
Adjusted income and adjusted earnings per share from continuing operations    116,108 $      0.29 $            119,608 $      0.30 $            65,316 $        0.17 $
(Less) plus:
Facilities action (income) charges, net        (24,101) (0.06) (24,101) (0.06) (25,349) (0.07)
Depreciation of assets that will be replaced as part of the Image Activation initiative       (23,822) (0.06) (23,822) (0.06) - -
Loss on early extinguishment of debt        (17,829) (0.05) (17,829) (0.05) (46,547) (0.12)
Impairment of long-lived assets        (9,899) (0.02) (9,899) (0.02) (13,017) (0.04)
Impairment of goodwill       (9,207) (0.02) (9,207) (0.02) - -
Pension withdrawal expense in cost of sales (8,286) (0.02) (8,286) (0.02) - -
(Loss) gain on sale of investment, net       (503) (0.00) (503) (0.00) 17,978 0.05
Dividends from Arby's 14,550 0.03 14,550 0.03 2,868 0.01
Benefits of prior years' tax matters         - - - - 7,620 0.02
Costs associated with closed restaurants in other operating expense (income), net       - - - - (911) (0.00)
Total adjustments        (79,097) (0.20) (79,097) (0.20) (57,358) (0.15)
Income from continuing operations        37,011 0.09 40,511 0.10 7,958 0.02
Net (loss) income from discontinued operations        (266) (0.00) (266) (0.00) 1,509 0.00
Net income        36,745 0.09 40,245 0.10 9,467 0.02
Net loss (income) attributable to noncontrolling interests      855 0.00 855 0.00 (2,384) (0.00)
Net income and earnings per share attributable to The Wendy's Company      37,600 $        0.09 $            41,100 $        0.10 $            7,083 $          0.02 $
Three Months
2013
Low End High End
Estimated Range
Twelve Months
2013 2012
2013 2012
Estimated Range
Low End High End
2013
Reconciliation of Adjusted Income and Adjusted Earnings Per Share from Continuing Operations to
Net Income and Earnings Per Share Attributable to The Wendy's Company
(In Thousands Except Per Share Amounts)
(Unaudited)
Explanatory Note: The Company has not yet completed its tax closing procedures for 2013.  As a result, the Company is reporting 2013 net
Adjusted Earnings Per Share, and earnings per share as ranges. The above table shows the low and high ends of the estimated range.